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                                                                   EXHIBIT 99.11


                        CONSENT OF INDEPENDENT AUDITORS


We consent to the reference to our firm under the caption "General Information - Independent Auditors" and to the use of our report dated September 8, 1997, in this Registration Statement on Form N-1A under the Securities Act of 1933 (File No. 333-32899) and under the Investment Company Act of 1940 (File No. 811-8327) and related Prospectus of Merrill Lynch Global Growth Fund, Inc.



/s/ ERNST & YOUNG LLP


Princeton, New Jersey
March 2, 1998